Exhibit T3A.31

A printout of the information downloaded pursuant to Article 4 section 4aa of the Act of 20 August 1997 on the National Court Register has the force of a document issued by the Central Information Office and does not require a signature and stamp.

CENTRAL INFORMATION OF THE NATIONAL COURT REGISTER

NATIONAL COURT REGISTER

Status as at 21.01.2025 1:22:34 p.m.

KRS number: 0000108357

Information corresponding to a recent extract from the

COMMERCIAL REGISTER

Date of registration with the National Court Register		22.04.2002

Last entry	Entry number	89	Date of entry	03.01.2025
	File reference	WA.XII NS-REJ.KRS/66217/24/812/ADE
	Designation of the court	SYSTEM

Section 1

Field 1 – Entity details

1. Designation of legal form	SPÓŁKA Z OGRANICZONĄ ODPOWIEDZIALNOŚCIĄ [LIMITED LIABILITY COMPANY]

2. REGON/NIP number	REGON: 013081563, NIP: 5212885709

3. Name of the company	INTRUM SPÓŁKA Z OGRANICZONĄ ODPOWIEDZIALNOŚCIĄ

4. Previous registration data	RHB 53850 DISTRICT COURT FOR THE CAPITAL CITY OF WARSAW

5. Does the entrepreneur conduct business with other entities under a civil partnership agreement?	NO

6. Does the entity have the status of a public benefit organisation?	NO

Field 2 – Registered office and address of the entity

1. Registered office	country POLAND, province MAZOWIECKIE, county WARSAW, municipality WARSAW, town/city WARSAW

2. Address	ul. TAŚMOWA, no. 7, apt —-, town/city WARSAW, post code 02677, post office WARSAW, country POLAND

3. E-mail address

4. Website address

5. E-address recorded in the E-address Database	AE:PL-63682-66699-EHDHA-12

Field 3 – Branches
No entries

Field 4 – Information on articles of association

1. Information on conclusion or amendment of articles of association	1

1. 04.06.1998 – NOTARY MIROSŁAWA STACHYRA OF THE NOTARY OFFICE IN WARSAW – REGISTER OF DEEDS A NO. 4358/98

2. 04.03.2002 – NOTARY BARBARA WRÓBLEWSKA OF THE NOTARY OFFICE IN WARSAW – REGISTR OF DEEDS A 2226/2002 – AMENDMENT OF § 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19, 20, 21, 22, 23, 24, 25, 26, 27, 28, 29.

2

11.02.2009 REGISTER OF DEEDS A NO. 1131/2009, NOTARY TAMARA JOANNA ŻURAKOWSKA RUNNING A NOTARY OFFICE IN WARSAW AT UL. ORDYNACKA NO. 9

AMENDMENT OF § 10, § 17, § 22, § 25, § 26; AND AFTER § 26 THE ADDITION OF § 27, § 29 AND § 30

	3	29.10.2009, KRZYSZTOF NURKOWSKI NOTARY IN WARSAW, REGISTER OF DEEDS A NO. 33762/2009, AMENDMENT OF § 7, CONSOLIDATED TEXT OF THE ARTICLES OF ASSOCIATION

	4	NOTARIAL DEED OF 06.09.2011, REGISTER OF DEEDS A NO. 9955/2011, NOTARY TAMARA JOANNA ŻURAKOWSKA, NOTARY OFFICE IN WARSAW, AMENDMENT OF § 9 SECTION 1

	5	08.06.2018, REGISTER OF DEEDS A NO. 6632/2018, DEPUTY NOTARY DANUTA ŁUSZCZ, DEPUTY OF TAMARA JOANNA ŻURAKOWSKA, NOTARY OFFICE IN WARSAW, AMENDMENT OF § 2, § 8 AND § 9.1 OF THE ARTICLES OF ASSOCIATION

	6	11.09.2018, REGISTER OF DEEDS A NO. 98902/2018, NOTARY ANDRZEJ PRZYBYŁA, NOTARY OFFICE IN WARSAW, AMENDMENT OF § 8, § 9 OF THE ARTICLES OF ASSOCIATION.

Field 5

1. Period of time for which the company has been established	UNLIMITED

2. Designation of a periodical, other than the Court and Commercial Gazette [Monitor Sądowy i Gospodarczy], intended for company announcements

3. A shareholder may hold:	MORE THAN ONE SHARE

4. Do the articles of association confer personal rights on specific shareholders or titles to share in the income or assets of the company not attributable to the shares?	*****

5. Do the bondholders hold the right to participate in profits?	*****

Field 6 – Formation of the company
No entries

Field 7 – Details of shareholders

1	1. Surname / Name or business name	INTRUM AB (PUBL)

	2. Names	*****

3. PESEL/REGON number or date of birth

4. KRS number

5. Shares held by the shareholder	40,000 SHARES WITH A TOTAL VALUE OF PLN 20,000,000.00

6. Does the shareholder own all the company’s shares?	YES

Field 8 – Company capital

1. Amount of the share capital		PLN 20,000,000.00
Subfield 1 Information on contribution in kind

1. Value of shares acquired for a contribution in kind	1	PLN 80,500.00
	2	PLN 62,000.00
	3	PLN 14,000,000.00

Field 9 – Not applicable
No entries

Field 10 – Not applicable
No entries

Field 11 – Not applicable
No entries

Field 12 – Participation in a group of companies

Field 9 – Not applicable
No entries

Section 2

Field 1 – Body authorized to represent the entity

1. Name of the body authorized to represent the entity	MANAGEMENT BOARD

2. Method of representation of the entity	TWO MEMBERS OF THE MANAGEMENT BOARD ACTING JOINTLY OR ONE MEMBER OF THE MANAGEMENT BOARD ACTING JOINTLY WITH A PROXY

Subfield 1 Details of persons comprising the body

1	1. Surname / Name or business name	ŻURAWSKA
	2. Names	IWONA AGNIESZKA
	3. PESEL/REGON number or date of birth	68083100361,
	4. KRS number	****
	5. Function in the representative body	MEMBER OF THE MANAGEMENT BOARD
	6. Has a board member been suspended?	NO
7. Date until which the member was suspended

2	1. Surname / Name or business name	KRAUZE
KRZYSZTOF ANDRZEJ
2. Names
	3. PESEL/REGON number or date of birth	76100704193,
****
4. KRS number
	5. Function in the representative body	PRESIDENT OF THE MANAGEMENT BOARD
	6. Has a board member been suspended?	NO
7. Date until which the member was suspended

3	1. Surname / Name or business name	GAJDA
	2. Names	PIOTR
	3. PESEL/REGON number or date of birth	77071205717,
	4. KRS number	****
	5. Function in the representative body	MEMBER OF THE MANAGEMENT BOARD
	6. Has a board member been suspended?	NO
7. Date until which the member was suspended

4	1. Surname / Name or business name	ŚWIRYDZIUK
	2. Names	PAWEŁ
	3. PESEL/REGON number or date of birth	79070413311,
	4. KRS number	****
	5. Function in the representative body	MEMBER OF THE MANAGEMENT BOARD
	6. Has a board member been suspended?	NO
7. Date until which the member was suspended

Field 2 – Supervisory body

1	1. Name of the body	SUPERVISORY BOARD

Subfield 1 Details of persons comprising the body

1	1. Surname	HIETALA
	2. Names	MARKO
	3. PESEL/REGON number or date of birth	—-,—

2	1. Surname	MUSIL
	2. Names	MARTIN
	3. PESEL/REGON number or date of birth	——-, —

3	1. Surname	SOVA
	2. Names	TOMMI JUHANI
	3. PESEL/REGON number or date of birth	——- , 08.04.1975

Field 3 – Proxies

1	1. Surname	DZIUBA
	2. Names	KAMIL
	3. PESEL/REGON number or date of birth	90091916117,
	4. Type of proxy	INDEPENDENT

2	1. Surname	TARGOWSKI
	2. Names	TOMASZ
	3. PESEL/REGON number or date of birth	81092700531,
	4. Type of proxy	INDEPENDENT

3	1. Surname	SZYMAŃSKI
	2. Names	PIOTR
	3. PESEL/REGON number or date of birth	84030213959,
	4. Type of proxy	INDEPENDENT

Section 3

Field 1 – Field of activity

1. Object of the entrepreneur’s main activity	1	66, 19, Z OTHER ACTIVITIES AUXILIARY TO FINANCIAL SERVICES, EXCEPT INSURANCE AND PENSION FUNDING

2. Other business activities of the entrepreneur	1	64, 19, Z, OTHER MONETARY INTERMEDIATION
	2	64, 20, Z, ACTIVITIES OF HOLDING COMPANIES
	3	64, 99, Z, OTHER FINANCIAL SERVICE ACTIVITIES, EXCEPT INSURANCE AND PENSION FUNDING NOT ELSEWHERE CLASSIFIED
	4	66, 1, ACTIVITIES AUXILIARY TO FINANCIAL SERVICES, EXCEPT INSURANCE AND PENSION FUNDING
	5	66, 30, Z, FUND MANAGEMENT ACTIVITIES
	6	70, 2, , MANAGEMENT CONSULTANCY ACTIVITIES
	7	70, 22, Z, BUSINESS AND OTHER MANAGEMENT CONSULTANCY ACTIVITIES
	8	80, 30, Z, INVESTIGATION ACTIVITIES
	9	82, 99, Z, OTHER BUSINESS SUPPORT SERVICE ACTIVITIES NOT ELSEWHERE CLASSIFIED

Field 2 – Notes of documents submitted

Type of document	Item	Date of submission	For the period from to

1. Submission of annual financial statements	1	25.06.2004	01 JANUARY 2002 - 31 DECEMBER 2002
	2	25.06.2004	01.01.2003 - 31.12.2003
	3	06.07.2005	01.01.2004 - 31.12.2004
	4	13.06.2006	01.01.2005 - 31.12.2005
	5	02.07.2007	01.01.2006 - 31.12.2006
	6	13.05.2008	01.01.2007 - 31.12.2007
	7	21.07.2009	01.01.2008 - 31.12.2008
	8	30.06.2010	01.01.2009 - 31.12.2009
	9	13.06.2011	01.01.2010 - 31.12.2010
	10	22.05.2012	01.01.2011 - 31.12.2011
	11	01.07.2013	01.01.2012 - 31.12.2012
	12	23.06.2014	FROM 01.01.2013 TO 31.12.2013
	13	01.07.2015	FROM 01.01.2014 TO 31.12.2014
	14	29.06.2016	FROM 01.01.2015 TO 31.12.2015
	15	29.06.2017	FROM 01.01.2016 TO 31.12.2016
	16	06.07.2018	FROM 01.01.2017 TO 31.12.2017
	17	20.12.2019	FROM 01.01.2018 TO 31.12.2018
	18	08.09.2020	FROM 01.01.2019 TO 31.12.2019
	19	30.09.2021	FROM 01.01.2020 TO 31.12.2020
	20	30.06.2022	FROM 01.01.2021 TO 31.12.2021
	21	03.07.2023	FROM 01.01.2022 TO 31.12.2022
	22	08.07.2024	FROM 01.01.2023 TO 31.12.2023

2. Submission of the auditor’s opinion / report on audit of the annual financial statements	1	*****	01 JANUARY 2002 - 31 DECEMBER 2002
	2	*****	01.01.2003 - 31.12.2003
	3	*****	01.01.2004 - 31.12.2004
	4	*****	01.01.2005 - 31.12.2005
	5	*****	01.01.2006 - 31.12.2006
	6	*****	01.01.2007 - 31.12.2007
	7	*****	01.01.2008 - 31.12.2008
	8	*****	01.01.2009 - 31.12.2009
	9	*****	01.01.2010 - 31.12.2010
	10	*****	01.01.2011 - 31.12.2011
	11	*****	01.01.2012 - 31.12.2012
	12	*****	FROM 01.01.2013 TO 31.12.2013
	13	*****	FROM 01.01.2014 TO 31.12.2014
	14	*****	FROM 01.01.2015 TO 31.12.2015
	15	*****	FROM 01.01.2016 TO 31.12.2016
	16	*****	FROM 01.01.2017 TO 31.12.2017
	17	*****	FROM 01.01.2018 TO 31.12.2018
	18	*****	FROM 01.01.2019 TO 31.12.2019
	19	*****	FROM 01.01.2020 TO 31.12.2020
	20	*****	FROM 01.01.2023 TO 31.12.2023

3. Submission of a resolution or order approving the annual financial statements	1	*****	01 JANUARY 2002 - 31 DECEMBER 2002
	2	*****	01.01.2003 - 31.12.2003
	3	*****	01.01.2004 - 31.12.2004
	4	*****	01.01.2005 - 31.12.2005
	5	*****	01.01.2006 - 31.12.2006
	6	*****	01.01.2007 - 31.12.2007
	7	*****	01.01.2008 - 31.12.2008
	8	*****	01.01.2009 - 31.12.2009
	9	*****	01.01.2010 - 31.12.2010
	10	*****	01.01.2011 - 31.12.2011
	11	*****	01.01.2012 - 31.12.2012
	12	*****	FROM 01.01.2013 TO 31.12.2013
	13	*****	FROM 01.01.2014 TO 31.12.2014
	14	*****	FROM 01.01.2015 TO 31.12.2015
	15	*****	FROM 01.01.2016 TO 31.12.2016
	16	*****	FROM 01.01.2017 TO 31.12.2017
	17	*****	FROM 01.01.2018 TO 31.12.2018
	18	*****	FROM 01.01.2019 TO 31.12.2019
	19	*****	FROM 01.01.2020 TO 31.12.2020
	20	*****	FROM 01.01.2021 TO 31.12.2021
	21	*****	FROM 01.01.2022 TO 31.12.2022
	22	*****	FROM 01.01.2023 TO 31.12.2023

4. Submission of the entity’s activity report	1	*****	01 JANUARY 2002 - 31 DECEMBER 2002
	2	*****	01.01.2003 - 31.12.2003
	3	*****	01.01.2004 - 31.12.2004
	4	*****	01.01.2005 - 31.12.2005
	5	*****	01.01.2006 - 31.12.2006
	6	*****	01.01.2007 - 31.12.2007
	7	*****	01.01.2008 - 31.12.2008
	8	*****	01.01.2009 - 31.12.2009
	9	*****	01.01.2010 - 31.12.2010
	10	*****	01.01.2011 - 31.12.2011
	11	*****	01.01.2012 - 31.12.2012
	12	*****	FROM 01.01.2013 TO 31.12.2013
	13	*****	FROM 01.01.2014 TO 31.12.2014
	14	*****	FROM 01.01.2015 TO 31.12.2015
	15	*****	FROM 01.01.2016 TO 31.12.2016
	16	*****	FROM 01.01.2017 TO 31.12.2017
	17	*****	FROM 01.01.2018 TO 31.12.2018
	18	*****	FROM 01.01.2019 TO 31.12.2019
	19	*****	FROM 01.01.2020 TO 31.12.2020
	20	*****	FROM 01.01.2021 TO 31.12.2021

Field 3 – Group accounts

Type of document	Item	Date of submission	For the period from to

1. Submission of consolidated annual financial statements	1	11.12.2019	FROM 01.01.2018 TO 31.12.2018

2. Submission of the auditor’s opinion / report on audit of the consolidated annual financial statements	1	*****	FROM 01.01.2018 TO 31.12.2018

4. Submission of the parent entity’s activity report	1	*****	FROM 01.01.2018 TO 31.12.2018

Field 4 – Statutory activities of the public benefit organisation
No entries

Field 5 – Information on the closing date of the financial year

1. Date ending the first financial year for which financial statements must be submitted	31.12.2002

Section 4

Field 1 – Arrears
No entries

Field 2 – Claims
No entries

Field 3 – Information on the dismissal of the bankruptcy petition pursuant to Article 13 of the Act of 28 February 2003 on Bankruptcy law or on securing the debtor’s assets in bankruptcy or restructuring proceedings or after the final discontinuance of restructuring proceedings
No entries

Field 4 – Discontinuance of enforcement proceedings against the entity on the grounds that no sum greater than the enforcement costs will be obtained from the enforcement proceedings
No entries

Section 5

Field 1 – Court-appointed administrator
No entries

Section 6

Field 1 – Winding-up
No entries

Field 2 – Information on dissolution or cancellation of the company
No entries

Field 3 – Not applicable

No entries

Field 4 – Information on merger, division or transformation

1	1. Establishment		ACQUISITION OF ANOTHER COMPANY
	2. Description of the method of merger, division or transformation		MERGER OF INTRUM SPÓt.KA Z OGRANICZONĄ ODPOWIEDZIALNOŚCIĄ WITH ITS REGISTERED OFFICE IN WARSAW, AS THE ACQUIRING COMPANY, WITH INTRUM SPÓt.KA AKCYJNA WITH ITS REGISTERED OFFICE IN WROCt.AW, AS THE ACQUIRED COMPANY, PURSUANT TO ARTICLE 492 § 1 ITEM 1) CCC, I.E. BY TRANSFERRING ALL THE ASSETS OF THE TARGET COMPANY TO THE ACQUIRING COMPANY, UNDER THE CONDITIONS SET OUT IN THE PLAN OF MERGER OF THE COMPANIES DRAWN UP ON 10 AUGUST 2018. THE MERGER WAS EFFECTED BY VIRTUE OF RESOLUTION NO. 1 OF THE EXTRAORDINARY MEETING OF SHAREHOLDERS OF INTRUM SP. Z O.O. WITH REGISTERED OFFICE IN WARSAW OF 11 SEPTEMBER 2018 (REGISTER A NO. 9890/2018) AND PURSUANT TO RESOLUTION NO. 1 OF THE EXTRAORDINARY MEETING OF INTRUM SA. Z O.O. WITH ITS REGISTERED OFFICE IN WARSAW OF 11 SEPTEMBER 2018 (REGISTER A NO. 9886/2018).

Subfield 1 Details of the entities resulting from the merger, division or transformation, or of those acquiring all or part of the company’s assets

No entries

Subfield 2 Details of the entities whose assets are wholly or partly taken over as a result of a merger or division

	1	1. Name or business name	INTRUM SPÓt.KA AKCYJNA,
		2. Country and name of the register or record where the entity was registered	POLAND, NATIONAL COURT REGISTER
3. Number in the register0000414651
		4. Name of the court keeping the register	*******
		5. REGON number	932938242

Field 5 – Information on insolvency proceedings

No entries

Field 6 – Information on arrangement proceedings
No entries

Field 7 – Information on restructuring, reorganisation or compulsory restructuring proceedings

Field 5 – Information on insolvency proceedings
No entries

Field 8 – Information on suspension of economic activity
No entries

print date 21.01.2025

website address where the register information is available: prs.ms.gov.pl